UNITED STATES
                        SECURITY AND EXCHANGE COMMISSION
                             Washington, D.C. 20649

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to section 13 OR 15(d) of The Security Exchange Act of 1934




Date of Report:                             June 30, 2004

Name of Registrant:                         Rocky Point Pharmaceuticals Inc.

Jurisdiction:                               State of Nevada

IRS Employer I.D. #:                        870434293

Commission file Number:                     33-55254-09

Address of Principal Executive Office:      9350 South, 150 East, Suite #900
                                            Sandy, Utah 84070

Registrant's Phone Number:                  (801)  617 2040


Rocky Point Pharmaceuticals Inc., hereby gives notice pursuant to section 13 OR 15(d) of The Security Exchange Act of 1934.

That Rocky Point Pharmaceuticals Inc. has acquired Food for Health International LLC. a Utah Corporation For consideration of, 11 million shares of Rocky Point Pharmaceuticals Inc.




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                                   Signatures

PUrsuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Rocky Point Pharmaceuticals, Inc.

Date:  July 30, 2004            /s/ Mark Timothy
                                Mark Timothy, President, Secretary